UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 21, 2009

                         NEXHORIZON COMMUNICATIONS, INC.
                (Name of the Registrant Specified in its Charter)

                        Commission file number: 000-33327


               Delaware                               13-4151225
---------------------------------------- --------------------------------------
    (State or other jurisdiction of      (IRS Employer Identification Number)

                   9737 Wadsworth Pkwy., Westminster, CO 80021
                   -------------------------------------------
                     (Address of principal executive office)

                                 (303) 404-9700
                                 --------------
                           (Issuer's telephone number)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

KMJ Corbin & Company LLP ("KMJ") formerly the independent registered public accountant for NexHorizon Communications, Inc. (the Company) was dismissed as the Company's independent registered public accountant on January 21, 2009.

On January 21, 2009, the Board of Directors of the Company approved the engagement of the new auditors, Cordovano and Honeck, LLP, of Englewood, Colorado ("Cordovano") to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

The report of KMJ regarding the Company's consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our consolidated financial statements contained an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern. During the years ended December 31, 2007 and 2006 and during the period from the end of the most recently completed fiscal year (December 31, 2007) through January 21, 2009, the date of dismissal, there were no disagreements with KMJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KMJ would have caused it to make reference to such disagreements in its reports.

The Company provided KMJ with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested that KMJ furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. See letter attached at Exhibit 16.1.

Subsequent to the dismissal of KMJ on January 21, 2009, the Company engaged Cordovano as its independent accountant. Prior to engaging Cordovano, the Company did not consult with Cordovano regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Cordovano on the Company's consolidated financial statements, and Cordovano did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements -- None

        B.  Exhibits -- 16.1  Consent of KMJ Corbin & Company LLP
                        23.2  Consent of Cordovano and Honeck LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



NexHorizon Communications, Inc.


By:  /s/ Calvin D. Smiley, Sr.
     ---------------------------
     Calvin D. Smiley, Sr., President


Date: February 10, 2009